UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                 SCHEDULE 14C/A
                                Amendment No. 1

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check  the  appropriate  box:

/X/     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/ /     Definitive Information Statement

                         NATIONAL PARKING SYSTEMS, INC.
                 ----------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

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                         NATIONAL PARKING SYSTEMS, INC.
                       200 Hannover Park Road, Suite 120,
                                Atlanta, GA 30350

 NOTICE OF ACTION TO BE TAKEN PURSUANT TO A WRITTEN CONSENT TO ACTION WITHOUT A
                            MEETING OF STOCKHOLDERS
                         To be taken on November    , 2005
                                                 ---

To  the  stockholders  of  National  Parking  Systems,  Inc.  (the  "Company"):

     Notice is hereby given that our majority stockholders, pursuant to a written consent without meeting, will authorize changes to our Articles of Incorporation to affect the following:

     1.   To change the name of the Company to "BioStem, Inc."; and

     2. To state that "The number of directors may, pursuant to the Bylaws, be increased or decreased by the Board of Directors at any time, provided there shall be no less than one (1) nor more than nine (9) Directors."

     Common stockholders of record on the close of business on October 10, 2005 are entitled to notice of the consent to action, however the majority shareholders do not need your vote to effect the changes above.

                                       By  Order  of  the  Board  of  Directors,

                                       /s/Marc  Ebersole
                                       -----------------
                                       Marc  Ebersole
                                       Chief  Executive  Officer  and  Director

October 26, 2005

                         NATIONAL PARKING SYSTEMS, INC.
            200 Hannover Park Road, Suite 120, Atlanta, Georgia 30350

                              INFORMATION STATEMENT
                                 October   , 2005
                                        ---

     This Information Statement is furnished by the Board of Directors of National Parking Systems, Inc. (the "Company") to provide notice of the majority shareholders intent to authorize certain changes to the Company's Articles of Incorporation, by a written consent without a meeting.

     The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on October 10, 2005 (the "Record Date"). This Information Statement will be first mailed on or about October 28, 2005 to stockholders of record at the close of business on the Record Date. As of the Record Date, there were outstanding 43,425,011 shares of the Company's Common Stock. The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

     The changes to the Company's Articles of Incorporation are required to be approved by a majority of the outstanding shares of the Company. Marc Ebersole, the Company's Chief Executive Officer (the "Majority Stockholder") can vote an aggregate of 30,500,000 shares (or 70.2%) of our outstanding Common Stock. The Company is not soliciting your vote as the Majority Stockholder will vote his shares on the written consent without meeting, and already has the vote in hand.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   PROPOSAL 1
         AMENDMENT TO ARTICLES OF INCORPORATION TO APPROVE A NAME CHANGE


WHAT  ARE  THE  MAJORITY  SHAREHOLDERS  APPROVING?

     Our Majority Shareholder will authorize an amendment of our Articles of Incorporation to change the name of the Company to BioStem, Inc. Upon approval, the Board of Directors will instruct the officers to file as soon as practicable a Certificate of Amendment with the Nevada Secretary of State in a form substantially similar to the attached "Appendix A" to affect the amendment.

WHAT IS THE PURPOSE OF THE AMENDMENT?

     Through changing the Company's name, the Company's management hopes to make the Company look more attractive for a merger or acquisition with companies in the stem cell field. While the Company's management hopes to merge with or be acquired by a company in the stem cell field in the future, the Company has not entered into any preliminary or definitive agreements with any companies in connection with mergers or acquisitions.

FINANCIAL  AND  OTHER  INFORMATION

     None.

WHAT  VOTE  IS  REQUIRED  FOR  APPROVAL?

     Nevada General Corporation Law requires a vote of a majority of our outstanding shares of common stock to affect an amendment to our Articles of Incorporation. Since our Majority Shareholder can vote a majority of our outstanding shares, he will authorize an amendment to our Articles of Incorporation to affect a name change for the Company to "BioStem, Inc." Therefore, no further shareholder approval is sought.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                   AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                                   PROPOSAL 2
     AMENDMENT TO THE ARTICLES OF INCORPORATION TO STATE THAT THE NUMBER OF
      DIRECTORS MAY, PURSUANT TO THE BYLAWS, BE INCREASED OR DECREASED BY THE BOARD OF DIRECTORS AT ANY TIME, PROVIDED THERE SHALL BE NO LESS THAN
                   ONE (1) NOR MORE THAN NINE (9) DIRECTORS.

WHAT  ARE  THE  MAJORITY  SHAREHOLDERS  APPROVING?

     Our Majority Shareholder will authorize an amendment of our Articles of Incorporation to state that:

         "The number of directors may, pursuant to the Bylaws, be increased or decreased by the Board of Directors at any time, provided there shall be no less than one (1) nor more than nine (9) Directors."

FINANCIAL  AND  OTHER  INFORMATION

     None.

WHAT  VOTE  IS  REQUIRED  FOR  APPROVAL?

     Nevada General Corporation Law requires a vote of a majority of our outstanding shares of common stock to affect an amendment to our Articles of Incorporation. Since our Majority Shareholder can vote a majority of our outstanding shares, he will authorize an amendment to our Articles of Incorporation to state that "The number of directors may, pursuant to the Bylaws, be increased or decreased by the Board of Directors at any time, provided there shall be no less than one (1) nor more than nine (9) Directors." Therefore, no further shareholder approval is sought.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                   AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                        INTEREST OF CERTAIN PERSONS IN OR
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

         (b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.
                          PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.

                           COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

NATIONAL PARKING SYSTEMS, INC.
200 Hannover Park Road, Suite 120,
Atlanta, GA 30350
Attention:  Marc Ebersole, President

SIGNATURE

Dated October 26, 2005


/s/Marc Ebersole
----------------
Marc Ebersole, Chief Executive Officer

APPENDIX  A

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:     National Parking Systems, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The name of the Corporation is amended, to reflect a name change of the Corporation to BioStem, Inc. and the Fourth Article regarding the governing Board of Directors is amended and the First Article and Fourth Article shall read as follows:

First:   BioStem, Inc.

Fourth: The number of directors may, pursuant to the Bylaws, be increased or decreased by the Board of Directors at any time, provided there shall be no less than one (1) nor more than nine (9) Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of
incorporation  have  voted  in  favor  of  the  amendment  is:           %.
                                                                ---------

4. Effective date of filing (optional):          , 2005
                                       ----------

5.  Officer  Signature:
                             --------------

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